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                                   FORM 8-K


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): April 10, 1997


                  PAUL HARRIS STORES, INC.
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      (Exact name of registrant as specified in its charter)

     Indiana                0-7264                 35-0907402
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(State or other          (Commission           (IRS Employer
jurisdiction of          File Number)          Identification No.)
incorporation)


                          6003 Guion Road
                   Indianapolis, Indiana 46254
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                      (Address of principal
                       executive offices)


Registrant's telephone number, including area code:  (317) 293-3900
                                                     --------------


                          Not Applicable
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   (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

     On April 10, 1997, Registrant executed a Shareholder Rights Agreement with The First National Bank of Boston, as rights agent. The Rights Agreement is attached as an exhibit hereto and incorporated herein by reference. The Agreement is designed to ensure that the Company's shareholders receive fair treatment in the event of an unsolicited attempt to acquire control of the Registrant and to provide Registrant's Board of Directors with the necessary flexibility and time to respond to such an attempt.

     Under the Rights Agreement, holders of Registrant's Common Stock outstanding on April 25, 1997 will receive one Right for each share they hold. Initially, each Right will represent the right to purchase one one-hundredth (1/100th) of a share of the Registrant's Series A Participating Cumulative Preferred Stock ("Preferred Stock") at an exercise price of $90. The Rights will not be exercisable or separately transferrable unless an Acquiring Person (as defined in the Rights Agreement) becomes the beneficial owner of more than 15% of the Registrant's outstanding common shares or commences or discloses an intent to commence an offer for more than 15% of such shares.

     If an Acquiring Person becomes the beneficial owner of 15% or more of the Registrant's common shares, each Right not owned by such person or related parties will entitle its holder to purchase at the Right's then-current exercise price, shares of the Preferred Stock having a value of twice the Right's exercise price. Similarly, if after the Rights become exercisable and transferrable, an Acquiring Person (or such person's affiliate) consummates one of a variety of business combinations with the Registrant, each Right will entitle its holder to purchase, at the Right's then-current exercise price, shares of the company surviving the business combination that have a book or market value of twice the Right's exercise price.

     The Registrant may redeem the Rights for $.01 in cash or securities at any time prior to an Acquiring Person's becoming a beneficial owner of more than 15% of the Registrant's shares or the expiration of the Rights on April 10, 2007.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.  Description
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4(a)(i)      Amended and Restated Articles of Incorporation of the Registrant
             dated September 8, 1992.

4(a)(ii) Amendment to Amended and Restated Articles of Incorporation dated July 6, 1993.

4(a)(iii)    Amendment to Amended and Restated Articles of Incorporation dated
             April 10, 1997.

10 Rights Agreement between the Registrant and the First National Bank of Boston, as rights agent, dated April 10, 1997.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 11, 1997


                                       PAUL HARRIS STORES, INC.


                                       By: /s/ John H. Boyers
                                          ----------------------------------
                                          John H. Boyers
                                          Senior Vice President-Finance and
                                          Treasurer


                               INDEX TO EXHIBITS

Exhibit No.  Description
-----------  -----------

4(a)(i) Amended and Restated Articles of Incorporation of the Registrant dated September 8, 1992.

4(a)(ii) Amendment to Amended and Restated Articles of Incorporation dated July 6, 1993.

4(a)(iii)    Amendment to Amended and Restated Articles of Incorporation dated
             April 10, 1997.

10 Rights Agreement between the Registrant and the First National Bank of Boston, as rights agent, dated April 10, 1997.